EXHIBIT-23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed S-8 Registration Statement File No. 33-79140.


                                 Arthur Andersen LLP

Chattanooga, Tennessee
March 21, 1997